Exhibit 10.2

AMENDMENT TO ESCROW AGREEMENT

THIS AMENDMENT TO ESCROW AGREEMENT (this "Amendment") is made as of October 31, 2013 by and among CHARLIE NEWELL, a resident of Kansas ("Seller Representative"), LMI AEROSPACE, INC., a Missouri corporation ("Purchaser"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, a wholly-owned subsidiary of Deutsche Bank AG, as escrow agent (the "Escrow Agent").

A.          Seller Representative, Purchaser and Escrow Agent entered into an Escrow Agreement, dated as of December 28, 2012 (the "Escrow Agreement") in connection with that certain Membership Interest Purchase Agreement dated December 5, 2012 (the "Purchase Agreement").

B.           The parties desire to modify the terms of the Escrow Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by each party hereto, the parties agree as follows:

Section 1.               Definitions.  Capitalized terms used herein and not otherwise defined herein or in the Escrow Agreement shall have the meanings ascribed thereto in the Purchase Agreement.

Section 2.               Amendments to Escrow Agreement.  It is the intent of the parties that all references in the Escrow Agreement to "June 30, 2014" be changed to "September 30, 2014".  Specifically, (i) Section 4 of the Escrow Agreement is hereby amended by deleting the reference to "June 30, 2014" therein and substituting, in lieu thereof, "September 30, 2014", and (ii) Section 5 of the Escrow Agreement is hereby amended by deleting the reference to "June 30, 2014" therein and substituting, in lieu thereof, "September 30, 2014".

Section 3.              Release of Funds. Seller Representative and Purchaser hereby instruct Escrow Agent to disburse, and Escrow Agent agrees to disburse, the amount of Five Million Dollars ($5,000,000) from the Escrow Funds (the "Disbursed Amount") and to deliver such Disbursed Amount to the persons named below in the amounts set forth opposite each of their names, such disbursement to be made pursuant to wire transfer instructions delivered to the Escrow Agent by each of the receiving parties or, if no such instructions are received by Escrow Agent within five (5) days after the date of this Amendment, by delivery of certified check:

Name	Amount
Seller Representative	$3,857,000
LMI Aerospace	$1,143,000
TOTAL	$5,000,000

Section 4.             Reaffirmation of Escrow Agreement.  The parties hereto each acknowledge and affirm that the Escrow Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Escrow Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Escrow Agreement are hereby amended and shall refer to the Escrow Agreement as amended hereby.

Section 5.                Miscellaneous

(a)         Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Agreement.

(b)         Captions.  Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(c)         Entire Agreement.  The Escrow Agreement as amended by this Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

Section 6.               Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflict of laws.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER REPRESENTATIVE:

/s/ Charles M. Newell
Charlie Newell, Seller Representative

PURCHASER:

LMI AEROSPACE, INC.

By:	/s/ Ronald S. Saks
Name: Ronald S. Saks
Title: Chief Executive Officer

ESCROW AGENT:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Escrow Agent

Signature page to Amendment to Escrow Agreement